Exhibit 99.1

Colorado Goldfields Announces Expiration of Memorandum of Understanding Relating to the San Juan County, Colorado Optioned Properties

Lakewood, CO — (MARKET WIRE) – July 7, 2008 — Colorado Goldfields Inc. (OTCBB: CGFI) (the “Company”) announced today that its Memorandum of Understanding (described in the Company’s press release dated June 6, 2008) with the Optionors to amend the Option Agreement with respect to the mining properties located in San Juan County, Colorado, has expired since the terms of the Memorandum of Understanding were not satisfied. Thus, the Company and Optionors did not enter into definitive agreements as contemplated by the Memorandum of Understanding. The Company is continuing its efforts to raise capital to fund its exploration plans and operations.

Colorado Goldfields Inc.
Todd C. Hennis, President

About Colorado Goldfields Inc. (OTCBB: CGFI) www.cologold.com
Colorado Goldfields is a Denver-based junior exploration and mining development company exploring for significant deposits of gold and silver. Our strategy involves a results-oriented approach towards exploration research, supported by a scaled expansion of field operations on carefully selected assets. Colorado Goldfields is focused on working in historic gold camps; on projects which have multiple deposit discovery potential and by utilizing leading edge exploration tools and modern geophysics techniques. Our business model in Colorado provides an outstanding combination of former producing properties with excellent exploration and production potential and a currently inactive, modern 500 to 700 ton per day capacity mill facility to allow for an attractive short-term production time frame.

Notice regarding forward-looking statements
This news release may contain forward-looking statements or information within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements or information include statements regarding the expectations and beliefs of management. Forward-looking statements or information include, but are not limited to, statements or information with respect to known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to obtaining financing to meet the Company’s exploration program and operating costs during its exploratory stage, the interpretation of exploration results and the estimation of mineral resources and reserves, the geology, grade and continuity of mineral deposits, the possibility that future exploration, development or mining results will not be consistent with the Company’s expectations, accidents, equipment breakdowns, title matters, or other unanticipated difficulties with or interruptions in production and operations, the potential for delays in exploration or development activities or the completion of feasibility studies, the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses, commodity price fluctuations, currency fluctuations, regulatory restrictions, including the inability to obtain mining permits and environmental regulatory restrictions and liability, the speculative nature of mineral exploration, dilution, competition, loss of key employees, and other risks and uncertainties, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-KSB filed on December 27, 2007, and as amended on March 3, 2008, which is on file with the Securities and Exchange Commission, as well as the Company’s other SEC filings. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements or information. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect event or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as is required under applicable securities laws.

Contact Information:
Investor Relations
Brad Long
J & J Investor Relations, Inc.
blong@cologold.com
1-866-579-2434
www.cologold.com